Growth Fund Summary
(The Fund is closed to most new investors)

Class/Ticker: Class R6 - SGRHX

Summary Prospectus

October 1, 2015

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at wellsfargoadvantagefunds.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") dated October 1, 2015, and statement of additional information ("SAI") dated October 1, 2015, are incorporated by reference into this summary prospectus. The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.70%
Fee Waivers	0.00%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.70%
1.

The Manager has contractually committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$72
3 Years	$224
5 Years	$390
10 Years	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest:

  at least 80% of the Fund's total assets in equity securities; and

  up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

We invest principally in equity securities of companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We may invest in the equity securities of companies of any market capitalization. We may also invest in equity securities of foreign issuers through ADRs and similar investments.
We focus on companies that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business models have sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. We then combine that company-specific analysis with our assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. We may invest in any sector, and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that leads us to become suspicious of a company's prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better investment opportunity or when valuation is extended beyond our expectations.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Investment Style Risk. Securities of a particular investment style, such as a growth style or value style, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund's manager or sub-adviser in seeking to achieve the Fund's investment objective may not produce the returns expected, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargoadvantagefunds.com.

Calendar Year Total Returns as of 12/31 each year
Class R61

Highest Quarter: 1st Quarter 2012	+19.50%
Lowest Quarter: 4th Quarter 2008	-22.87%
Year-to-date total return as of 6/30/2015 is +5.49%

Average Annual Total Returns for the periods ended 12/31/2014
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R6[1]	9/30/2015	4.12%	17.53%	11.75%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)		12.44%	15.89%	8.50%
1.

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher. The Institutional Class annual returns are substantially similar to what the Class R6 annual returns would be because the Institutional Class and Class R6 shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title / Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Joseph M. Eberhardy, CFA, CPA, Portfolio Manager / 2008 Thomas C. Ognar, CFA, Portfolio Manager / 2002 Bruce C. Olson, CFA, Portfolio Manager / 2005

Purchase and Sale of Fund Shares

Class R6 shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans, and non-qualified deferred compensation plans. Class R6 shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R6 shares also are available to Funds of Funds managed by Funds Management. Class R6 shares generally are not available to retail accounts.

Institutions Purchasing Fund Shares

Minimum Initial Investment
Class R6: Eligible investors are not subject to a minimum initial investment (financial intermediaries may require different minimum investment amounts)

Minimum Additional Investment
Class R6: None (financial intermediaries may require different minimum additional investment amounts)

The Fund is closed to most new investors. For further information, please see the section entitled "Additional Purchase and Redemption Information" in the SAI.

Tax Information

By investing in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account. Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax adviser.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Link to Prospectus	Link to SAI